ASG MANAGED FUTURES STRATEGY FUND

Supplement dated March 7, 2016, to the ASG Managed Futures Strategy Fund Prospectus, dated May 1,

2015, as may be revised and supplemented from time to time.

Effective March 7, 2016, the Credit Suisse Managed Futures Liquid Index will replace the SG Trend Index (formerly known as the Newedge Trend Index) as the primary benchmark for ASG Managed Futures Strategy Fund (the “Fund”) and the SG Trend Index will become the Fund’s secondary benchmark.

Effective March 7, 2016, the “Average Annual Total Returns” table within the section “Risk/Return Bar Chart and Table” with respect to the Fund is amended and restated as follows:

Average Annual Total Returns (for the periods ended December 31, 2014)	Past 1 Year	Life of Fund (07/30/10)
ASG Managed Futures Strategy Fund Class A – Return Before Taxes	14.71%	6.22%

Return After Taxes on Distributions	9.63%	4.35%

Return After Taxes on Distributions & Sale of Fund Shares	9.20%	4.17%

Class C – Return Before Taxes	20.01%	6.84%

Class Y – Return Before Taxes	22.21%	7.91%

Credit Suisse Managed Futures Liquid Index[1]	15.77%	3.47%

SG Trend Index	19.70%	5.36%

[1]	Effective March 7, 2016, the Credit Suisse Managed Futures Liquid Index replaced the SG Trend Index (formerly known as the Newedge Trend Index) as the Fund’s primary benchmark because the Fund believes the Credit Suisse Managed Futures Liquid Index, an index which systematically tracks multiple futures contracts, is a more appropriate comparison to the Fund’s investment strategies. It is not possible to invest directly in an index.

ASG MANAGED FUTURES STRATEGY FUND

Supplement dated March 7, 2016, to the ASG Managed Futures Strategy Fund Statement of Additional

Information, dated May 1, 2015, as may be revised and supplemented from time to time.

Effective March 7, 2016, the Credit Suisse Managed Futures Liquid Index will replace the SG Trend Index (formerly known as the Newedge Trend Index) as the primary benchmark for ASG Managed Futures Strategy Fund (the “Fund”) and the SG Trend Index will become the Fund’s secondary benchmark.

Effective immediately, the following paragraph is added to the end of the “Third Party Information” section of the Statement of Additional Information.

Credit Suisse Managed Futures Liquid Index (Copyright © 2016, Credit Suisse Asset Management, LLC. All rights reserved). This Statement, the Prospectuses and the information contained therein (the “Works”) are provided by NGAM Distribution, L.P., which takes full responsibility for providing it. Neither Credit Suisse Asset Management LLC nor its affiliates, subsidiaries, members or parents (collectively, “Credit Suisse”) have undertaken any review of the Works, or of the suitability of this information for anyone accessing the Works, and the Works are not sponsored, endorsed or approved by Credit Suisse. The Credit Suisse Liquid Alternative Beta Index and the corresponding Sub-Indices (including the Credit Suisse Managed Futures Liquid Index) and any information in the Works relating thereto (collectively, the “Information”) is provided “as is,” is made available to you for your own internal use and may not be reproduced or disseminated in any form, nor may it be used to create, offer or sell any security, financial instrument or index, and any use is at your entire risk. Credit Suisse disclaims any and all representations and warranties, whether express, implied or statutory, regarding the Information, including without limitation, any warranty regarding the merchantability, fitness for a particular purpose, quality, or non-infringement, and any warranty regarding the accuracy, timeliness, suitability, availability or completeness of the Information, or the results obtained from the use thereof. Under no circumstances and under no theory of law, tort, contract strict liability or otherwise, will Credit Suisse have any liability in connection with the Information or the use thereof or the results obtained from such use, whether direct or indirect, including special, incidental, consequential, exemplary or punitive damages, including, without limitation, any damages based on loss of profits, loss of use, business interruption or loss of data, even if Credit Suisse has been advised of the possibility of such damages or was negligent.